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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 26, 2006

                             CALLIDUS SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50463               77-0438629
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)       File Number)         Identification No.)

        160 W. Santa Clara Street, Suite 1500
                     San Jose, CA                                95113
       (Address of Principal Executive Offices)                (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On January 26, 2006, Callidus Software Inc. issued a press release announcing its financial results of and for the year ended December 31, 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into Callidus Software Inc.'s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     99.1 Earnings Press Release, dated January 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CALLIDUS SOFTWARE INC.


Date: January 26, 2006                        By:    /s/ Ronald J. Fior
                                                     ---------------------------
                                              Name:  Ronald J. Fior
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

99.1   Earnings Press Release, dated January 26, 2006.